--------------------------------------------------------------------------------
Value Line Centurion Fund
--------------------------------

[PHOTO OMITTED]

Stephen E. Grant, Senior Portfolio Manager; Philip J. Orlando, CFA, Chief Investment Officer and Centurion Team Leader; and Alan N. Hoffman, CFA, Senior Portfolio Manager

Objective: Long-term growth of capital

Portfolio: At least 90% common stocks

Inception: November 15, 1983

Net Assets at December 31, 2002: $338,651,006

Q: For the year ended December 31, 2002, how did the Value Line Centurion Fund perform?

A: For the year ended December 31, 2002, the Centurion Fund produced a loss of -22.93%,(1) compared with losses of -22.10% for the S&P 500 Index(2) and -31.53% for the NASDAQ Composite.(3)

      While this dreadful industry-wide performance represents the first time that the U.S. equity markets have suffered three consecutive negative years since 1939-41, we are pleased to report that the Centurion Fund's relative investment returns over this tumultuous period of time have compared quite favorably with both the major equity market indices as well as that of our peers, with strong top-quartile performance.

      According to Lipper Analytical Services,(4) the Centurion Fund was ranked 10th out of 83 funds (13th percentile) in its current industry peer group of multi-capitalization growth equity managers for all of calendar 2002. Taking a longer time perspective, Lipper ranked the Centurion Fund 9th out of 71 peer funds (13th percentile) for the past two years, and 13th out of 59 peer funds (23rd percentile) for the past three years. The Centurion Fund has also been a solid second-quartile performer for the past five years, ranked 15th out of 38 peer funds (40th percentile), according to Lipper. For the past decade, Centurion was ranked 3rd out of only five peer funds (60th percentile).

================================================================================
      "Focusing on market fundamentals, we are encouraged that 2003 represents the third year of the Presidential Election Cycle, and, although past performance cannot guarantee future results, stock performance has been positive in each such instance for the past half-century."
================================================================================

Q: What was your investment strategy during this time period and what factors affected the Fund's performance?

A: In retrospect, we believe that our asset allocation strategy played an important role in the Centurion Fund's favorable relative industry performance in each of the past three years. In September 2000, we intentionally decided to underweight telecommunications and technology stocks due to our concerns about several critical issues. First, in the immediate aftermath of the global Y2K buildup in 1998 and 1999, we felt that the demand for technology and telecommunications products and services had been largely satisfied. Next, we were concerned about excessive valuation levels for technology and telecommunications stocks. Finally, we did not believe that the 8.3% rate of Gross Domestic Product (GDP)(5) growth in the U.S. in the fourth quarter of calendar 1999 was sustainable. Rather, we felt that as growth reverted from that aberrant, Y2K-induced spike to a more normal pace, the demand for technology and telecommunications products and services would likely deteriorate as well.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses.
(5) Gross Domestic Product (GDP) measures the value of goods and services produced in an economy.


--------------------------------------------------------------------------------
138

--------------------------------------------------------------------------------

      Consequently, we repositioned the profits generated from exiting the telecommunications and technology sectors three years ago into more defensive areas where we felt that customer demand would remain strong regardless of the weakening economy and where stock valuations were more reasonable. Our bottom-up stock selections included choices in health care, financial services, aerospace & defense, consumer discretionary (such as retailers, housing, gaming and leisure) and consumer non-durables (such as household products, food, beverages and tobacco).

      Ironically, while this defensive strategy was clearly very beneficial for most of the past year, the powerful 37% "faux" rally in the NASDAQ Composite - led chiefly by technology and telecommunications stocks, which still do not screen favorably in the Value Line Timeliness Ranking System -- from October 10th through December 2nd actually adversely affected our full-year investment returns. In fact, Centurion's performance had peaked at 5.61% better than the S&P 500 Index on a year-to-date basis on October 9th.

Q:    What is your outlook for the future?

A: Last year was the first time since 1912 that the national economy improved but the U.S. stock market declined, as investors were more focused on issues of corporate malfeasance, accounting scandals and brokerage industry conflicts of interest. As 2003 unfolds, we believe investors will shift their attention to the troika of geopolitical risks -- Iraq, North Korea, and Venezuela - which are clouding the investment horizon.

      Focusing on market fundamentals, we are encouraged that 2003 represents the third year of the Presidential Election Cycle, and, although past performance cannot guarantee future results, stock performance has been positive in each such instance for the past half-century. In addition, the Republican Party's surprising sweep in last November's mid-term election has prompted President Bush's recent bold proposals for additional fiscal stimulus. Finally, while we believe that the Federal Reserve Board (Fed) is on hold after last November's stunning 0.5% interest-rate cut, we believe that Chairman Alan Greenspan will continue with his accommodative monetary policy stance, in which the Fed has been adding liquidity to the U.S. banking system since last July.

      We believe that the eventual and successful resolution of these three geopolitical wild cards will lower the price of crude oil from $35 per barrel to perhaps $15-20. Combined with added fiscal stimulus, this could spur renewed economic growth in the U.S. and remove the substantial overhang of uncertainty from the financial markets.

--------------------------------------------------------------------------------
Value Line Centurion Fund Profile
----------------------------------------

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(1)
                       FOR PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
1 Year ............................................................     (22.93)%
3 Years ...........................................................     (17.36)%
5 Years ...........................................................      (1.60)%
10 Years ..........................................................       6.99%
Since Inception (11/15/83) ........................................       9.79%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that the value of an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

  [The follwoing table was depicted as a line chart in the printed material.]

              Value Line Centurion Fund               S&P 500 Index
              -------------------------               -------------
83                      10000                             10000
83                       9180                             10038
84                       8420                             10650
85                      11108                             14012
86                      12982                             16613
87                      12611                             17461
88                      13568                             20312
89                      17841                             26684
90                      18833                             25827
91                      28662                             33660
92                      30361                             36217
93                      33156                             39841
94                      32422                             40347
95                      45416                             55417
96                      53291                             68042
97                      64689                             92025
98                      82457                            118326
99                     105731                            141592
00                      92547                            128707
01                      77425                            114341
02                      59671                             89071

To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in the Value Line Centurion Fund and in the S&P 500 Index.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
--------------------------------------

Schedule of Investments
December 31, 2002

--------------------------------------------------------------------------------
Common Stocks -- 91.9%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Aerospace/Defense -- 7.6%
     100,000    General Dynamics Corp.                            $   7,937,000
     200,000    L-3 Communications Holdings, Inc.*                    8,982,000
     150,000    Lockheed Martin Corp.                                 8,662,500
                                                                  --------------
                                                                     25,581,500
--------------------------------------------------------------------------------
Auto Parts -- 0.7%
     100,000    American Axle & Manufacturing
                  Holdings, Inc.*                                     2,342,000
--------------------------------------------------------------------------------
Bank -- 4.0%
     150,000    Commerce Bancorp, Inc.                                6,478,500
     150,000    Wells Fargo & Co.                                     7,030,500
                                                                  --------------
                                                                     13,509,000
--------------------------------------------------------------------------------
Bank - Midwest -- 1.2%
      70,000    Fifth Third Bancorp                                   4,098,500
--------------------------------------------------------------------------------
Beverage - Alcoholic -- 0.7%
      50,000    Anheuser-Busch Companies, Inc.                        2,420,000
--------------------------------------------------------------------------------
Beverage - Soft Drink -- 3.2%
     100,000    Coca-Cola Company                                     4,382,000
     150,000    PepsiCo, Inc.                                         6,333,000
                                                                  --------------
                                                                     10,715,000
--------------------------------------------------------------------------------
Biotechnology -- 1.4%
     100,000    Amgen Inc.*                                           4,834,000
--------------------------------------------------------------------------------
Computer and Peripherals -- 2.4%
     300,000    Dell Computer Corp.*                                  8,022,000
--------------------------------------------------------------------------------
Computer Software and Services -- 1.5%
     100,000    Microsoft Corp.*                                      5,170,000
--------------------------------------------------------------------------------
Drug -- 2.8%
      35,000    Forest Laboratories, Inc.*                            3,437,700
     200,000    Pfizer, Inc.                                          6,114,000
                                                                  --------------
                                                                      9,551,700
--------------------------------------------------------------------------------
Educational Services -- 1.1%
      85,000    Apollo Group, Inc. Class "A"*                         3,740,000
--------------------------------------------------------------------------------
Electrical Equipment -- 0.7%
     100,000    General Electric Co.                                  2,435,000
--------------------------------------------------------------------------------
Entertainment Technology-- 2.2%
     150,000    Electronic Arts Inc.*                                 7,465,500
--------------------------------------------------------------------------------
Financial Services - Diversified -- 6.8%
     100,000    American International Group, Inc.                    5,785,000
     150,000    Citigroup, Inc.                                       5,278,500
      60,000    Federal Home Loan Mortgage Corp.                      3,543,000
      50,000    Federal National Mortgage Association                 3,216,500
      50,000    SLM Corp.                                             5,193,000
                                                                  --------------
                                                                     23,016,000
--------------------------------------------------------------------------------
Food Wholesalers -- 1.1%
     120,000    SYSCO Corp.                                           3,574,800
--------------------------------------------------------------------------------
Homebuilding -- 4.4%
     150,000    Centex Corp.                                          7,530,000
      75,000    Lennar Corp.                                          3,870,000
      75,000    Pulte Homes, Inc.                                     3,590,250
                                                                  --------------
                                                                     14,990,250
--------------------------------------------------------------------------------
Hotel/Gaming -- 3.5%
     100,000    Harrah's Entertainment, Inc.*                         3,960,000
     125,000    MGM Mirage,Inc.*                                      4,121,250
     125,000    Mandalay Resort Group*                                3,826,250
                                                                  --------------
                                                                     11,907,500
--------------------------------------------------------------------------------
Household Products -- 3.8%
      50,000    Clorox Co. (The)                                      2,062,500
      65,000    Colgate-Palmolive Co.                                 3,407,950
      50,000    Procter & Gamble Co. (The)                            4,297,000
     200,000    Yankee Candle Co., Inc.*                              3,200,000
                                                                  --------------
                                                                     12,967,450
--------------------------------------------------------------------------------
Insurance-Life -- 1.1%
     125,000    AFLAC, Inc.                                           3,765,000
--------------------------------------------------------------------------------
Insurance - Property/Casualty -- 1.0%
     100,000    Safeco Corp.                                          3,467,000
--------------------------------------------------------------------------------
Internet -- 2.0%
     100,000    eBay, Inc.*                                           6,782,000
--------------------------------------------------------------------------------
Medical Services -- 4.4%
     100,000    Oxford Health Plans, Inc.*                            3,645,000
      50,000    UnitedHealth Group, Inc.                              4,175,000
     100,000    Wellpoint Health Networks, Inc.*                      7,116,000
                                                                  --------------
                                                                     14,936,000
--------------------------------------------------------------------------------
Medical Supplies -- 5.8%
     130,000    Biomet, Inc.                                          3,725,800
     100,000    Cardinal Health, Inc.                                 5,919,000
     150,000    Johnson & Johnson                                     8,056,500
      30,000    Stryker Corp.                                         2,013,600
                                                                  --------------
                                                                     19,714,900
--------------------------------------------------------------------------------
Office Equipment and Supplies-- 1.1%
     200,000    Staples, Inc.*                                        3,660,000
--------------------------------------------------------------------------------
Pharmacy Services -- 2.3%
     140,000    AdvancePCS*                                           3,109,400
     100,000    Express Scripts, Inc. Class "A"*                      4,804,000
                                                                  --------------
                                                                      7,913,400
--------------------------------------------------------------------------------
Railroad -- 2.1%
     120,000    Union Pacific Corp.                                   7,184,400
--------------------------------------------------------------------------------
Recreation -- 3.1%
     100,000    Harley-Davidson, Inc.                                 4,620,000
     300,000    Mattel, Inc.                                          5,745,000
                                                                  --------------
                                                                     10,365,000
--------------------------------------------------------------------------------
Retail Building Supply -- 1.7%
     150,000    Lowe's Companies, Inc.                                5,625,000
--------------------------------------------------------------------------------
Retail - Special Lines -- 5.2%
     100,000    Bed Bath & Beyond Inc.*                               3,453,000
     250,000    Limited Brands, Inc.                                  3,482,500
     200,000    PETsMART, Inc.*                                       3,426,000
     175,000    TJX Companies, Inc. (The)                             3,416,000
     135,000    Williams-Sonoma, Inc.*                                3,665,250
                                                                  --------------
                                                                     17,442,750
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
142

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Retail Store -- 3.3%
      75,000    Kohl's Corp.*                                     $   4,196,250
     100,000    Target Corp.                                          3,000,000
      75,000    Wal-Mart Stores, Inc.                                 3,788,250
                                                                  --------------
                                                                     10,984,500
--------------------------------------------------------------------------------
Shoe -- 1.3%
     100,000    Nike, Inc. Class "B"                                  4,447,000
--------------------------------------------------------------------------------
Telecommunications Equipment -- 1.1%
     100,000    QUALCOMM Incorporated*                                3,639,000
--------------------------------------------------------------------------------
Thrift -- 3.9%
      65,000    Golden West Financial Corp.                           4,667,650
     250,000    Washington Mutual, Inc.                               8,632,500
                                                                  --------------
                                                                     13,300,150
--------------------------------------------------------------------------------
Tobacco -- 1.2%
     100,000    Philip Morris Companies, Inc.                         4,053,000
--------------------------------------------------------------------------------
Trucking/Transportation Leasing -- 2.2%
     200,000    Heartland Express, Inc.*                              4,582,200
     100,000    Hunt (J.B.) Transport Services, Inc.*                 2,930,000
                                                                  --------------
                                                                      7,512,200
--------------------------------------------------------------------------------
Total Common Stocks
  and Total Investment Securities -- 91.9%
  (Cost $274,799,294)                                               311,131,500
--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements -- 8.2%
(including accrued interest)
--------------------------------------------------------------------------------
$ 13,700,000    Collateralized by $10,340,000
                  U.S. Treasury Bonds, 10.375%,
                  due 11/15/12, with a value of
                  $13,985,000 (with State Street
                  Bank & Trust Co., 1.05%,
                  dated 12/31/02, due 1/2/03,
                  delivery value $13,700,799)                     $  13,700,400
--------------------------------------------------------------------------------
  14,000,000    Collateralized by $9,641,000
                  U.S. Treasury Bonds, 8.50%,
                  due 2/15/20, with a value of
                  $14,299,000 (with UBS Warburg
                  LLC, 1.10%, dated 12/31/02,
                  due 1/2/03, delivery value
                  $14,000,856)                                       14,000,427
--------------------------------------------------------------------------------
Total Repurchase Agreements
  (Cost $27,700,827)                                              $  27,700,827
--------------------------------------------------------------------------------
Excess of Liabilities Over
   Cash And Other Assets -- (-0.1%)                                    (181,321)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                              $ 338,651,006
--------------------------------------------------------------------------------
Net Asset Value Per Outstanding Share
   ($338,651,006 / 22,291,767 shares outstanding)                 $       15.19
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
                                                                             143

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
--------------------------------------

Statement of Assets
and Liabilities
December 31, 2002

ASSETS:
  Investment securities, at value
    (cost $274,799,294)                                           $ 311,131,500
  Repurchase agreements (cost $27,700,827)                           27,700,827
  Cash                                                                  103,863
  Dividends receivable                                                  199,225
  Receivable for capital shares sold                                      1,635
  Prepaid insurance expense                                               8,000
                                                                  -------------
    Total Assets                                                    339,145,050
                                                                  -------------

LIABILITIES:
  Payable for capital shares repurchased                                131,442
  Accrued expenses:
    Advisory fee                                                        146,193
    Service and distribution plan fees                                  116,954
    GIAC administrative service fee                                      83,000
    Other                                                                16,455
                                                                  -------------
      Total Liabilities                                                 494,044
                                                                  -------------
      Net Assets                                                  $ 338,651,006
                                                                  =============

NET ASSETS CONSIST OF:
  Capital stock, at $1.00 par value
    (authorized 50,000,000, outstanding
    22,291,767 shares)                                            $  22,291,767
  Additional paid-in capital                                        349,501,349
  Accumulated net realized loss on investments                      (69,474,316)
  Net unrealized appreciation of investments                         36,332,206
                                                                  -------------
Net Assets                                                        $ 338,651,006
                                                                  =============

Net Asset Value Per
  Outstanding Share
    ($338,651,006 / 22,291,767
    shares outstanding)                                           $       15.19
                                                                  =============

Statement of Operations
Year Ended
December 31, 2002

Investment Income:
  Dividends                                                       $   2,666,479
  Interest                                                              343,230
                                                                  -------------
    Total Income                                                      3,009,709
                                                                  -------------

Expenses:
  Investment advisory fee                                             2,124,804
  Service and distribution plan fees                                    406,226
  GIAC administrative service fee                                       405,496
  Trading service expense                                               112,422
  Auditing and legal fees                                                70,223
  Custodian fees                                                         51,728
  Insurance                                                              29,612
  Directors' fees and expenses                                           20,609
  Other                                                                  38,734
                                                                  -------------
  Total Expenses Before Custody Credits                               3,259,854
  Less: Custody Credits                                                  (2,230)
                                                                  -------------
  Net Expenses                                                        3,257,624
                                                                  -------------

Net Investment Loss                                                    (247,915)
                                                                  -------------

NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
    Net realized loss                                               (33,315,887)
    Change in net unrealized appreciation                           (77,884,159)
                                                                  -------------
Net Realized Loss and Change in Net
  Unrealized Appreciation on Investments                           (111,200,046)
                                                                  -------------
    NET DECREASE IN NET ASSETS
      FROM OPERATIONS                                             $(111,447,961)
                                                                  =============

                       See notes to financial statements.


--------------------------------------------------------------------------------
144

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                       Year Ended        Year Ended
                                                     December 31,      December 31,
                                                             2002              2001
                                                    -------------     -------------
Operations:
  Net investment (loss) income                      $    (247,915)    $   1,202,591
  Net realized loss on investments                    (33,315,887)      (31,164,465)
  Change in net unrealized appreciation               (77,884,159)      (88,930,964)
                                                    -------------     -------------
  Net decrease in net assets from operations         (111,447,961)     (118,892,838)
                                                    -------------     -------------

Distributions to Shareholders
  Net investment income                                        --          (987,603)
  Net realized gain from investment transactions               --       (73,859,536)
  Tax return of capital                                        --        (1,815,538)
                                                    -------------     -------------
  Total distributions                                          --       (76,662,677)
                                                    -------------     -------------

Capital Share Transactions:
  Proceeds from sale of shares                         13,769,421        26,737,626
  Proceeds from reinvestment of dividends
    and distributions to shareholder                           --        76,662,677
  Cost of shares repurchased                          (87,473,344)     (117,344,672)
                                                    -------------     -------------
  Net decrease from capital share transactions        (73,703,923)      (13,944,369)
                                                    -------------     -------------

Total Decrease in Net Assets                         (185,151,884)     (209,499,884)

Net Assets:
  Beginning of year                                   523,802,890       733,302,774
                                                    -------------     -------------
  End of year                                       $ 338,651,006     $ 523,802,890
                                                    =============     =============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
--------------------------------------

Notes to Financial Statements
December 31, 2002

----------------------------------
1. Significant Accounting Policies
----------------------------------

      Value Line Centurion Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended whose primary investment objective is long-term growth of capital. The Fund's portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by The Value Line Investment Survey, one of the nation's major investment advisory services.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions

      It is the Fund's policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E) Investments

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments, adjusted for amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.


--------------------------------------------------------------------------------
146

--------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 2002

--------------------------------------------
2. Capital Share Transactions, Dividends and
   Distributions
--------------------------------------------

      Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc.
(GIAC). Transactions in capital stock were as follows:

                                                   Year Ended        Year Ended
                                                 December 31,      December 31,
                                                         2002              2001
                                                 ------------      ------------
Shares sold                                           776,258         1,187,949
Shares issued in reinvestment
   of dividends and distributions                          --         3,865,994
                                                 ============      ============
                                                      776,258         5,053,943
Shares repurchased                                  5,056,767         5,393,015
                                                 ============      ============
Net decrease                                       (4,280,509)         (339,072)
                                                 ============      ============
Dividends per share from net
   investment income                             $         --      $        .04
                                                 ============      ============
Distributions per share from net
   realized gains                                $         --      $      3.065
                                                 ============      ============

------------------------------------
3. Purchases and Sales of Securities
------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                        Year Ended
                                     December 31, 2002
                                     -----------------
PURCHASES:
   Investment Securities                $508,489,199
                                        ============

SALES:
   Investment Securities                $596,944,191
                                        ============

---------------
4. Income Taxes
---------------

      At December 31, 2002, information on the tax components of capital is as follows:

   Cost of investments for tax purposes                           $ 303,832,555
   Gross tax unrealized appreciation                              $  44,413,805
   Gross tax unrealized depreciation                                 (9,414,033)
                                                                  -------------
   Net tax unrealized appreciation on
   Investments                                                    $  34,999,772
                                                                  =============
   Capital loss carryforward
      Expires December 31, 2009                                   $ (28,439,040)
      Expires December 31, 2010                                     (31,556,338)
                                                                  -------------
      Total loss carryforward                                     $ (59,995,378)
                                                                  =============

      During the year ended December 31, 2002, as permitted under federal income tax regulations, the Fund elected to defer $8,146,504 of post-October net capital losses to the next taxable year.

      Net realized gains/losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales. To the extent future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

      Permanent book-tax differences are reclassified within the composition of net asset accounts. During 2002, the Fund reclassified $247,915 from accumulated net investment loss to additional paid-in-capital. Net assets were not affected by this reclassification.

      The tax composition of dividends paid for the year ended December 31, 2001 was as follows:

      Ordinary Income                                                $ 2,188,030
      Long-term capital gains                                         72,659,109
      Return of capital                                                1,815,538
                                                                     -----------
                                                                     $76,662,677
                                                                     ===========

------------------------------------------------
5. Investment Advisory Contract, Management Fees
   and Transactions with Interested Parties
------------------------------------------------

      An advisory fee of $2,124,804 was paid or payable to Value Line, Inc. (the "Adviser"), the Fund's investment adviser, for the year ended December 31, 2002. This was computed at the rate of 1/2 of 1% of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

      For the year ended December 31, 2002, the Fund's expenses were reduced by $2, 230 under a custody credit arrangement with the Custodian.

      Certain officers and directors of the Adviser and Value Line Securities, Inc., (the "Distributor" and a registered broker/dealer) are also officers and directors of the Fund. In the nine-month period ended September 30, 2003 the Fund reimbursed the Distributor $112,422 for trading


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

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
--------------------------------------

Notes to Financial Statements
December 31, 2002

sevices it performed on behalf of the Fund. During the three-month period ended December 31, 2002, the Fund paid brokerage commissions totaling $68,564 to Value Line Securities, Inc. a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      At a special meeting of shareholders held on September 18, 2002, the shareholders approved the adoption of a Service and Distribution Plan (the "Plan") effective September 18, 2002. The Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, permits the Fund to finance the activities of the Distributor, which are principally intended to result in the sale of the Fund's shares, at an annual rate of 0.40% of the Fund's average daily net assets. Fees amounting to $406,226 were paid or payable to the distributor under this Plan for the period September 18, 2002 to December 31, 2002.

      The Fund has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the year ended December 31, 2002, the Fund incurred expenses of $405,496 in connection with such services rendered by GIAC.


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

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

                                                                              Years Ended December 31,
                                              -------------------------------------------------------------------------------------
                                                   2002              2001              2000              1999              1998
                                              -------------------------------------------------------------------------------------
Net asset value, beginning of year .......    $   19.71         $   27.25         $   36.09         $   30.44         $   25.52
                                              ---------         ---------         ---------         ---------         ---------
Income from investment operations:
   Net investment (loss) income ..........         (.01)              .05               .04               .03               .09
   Net (losses) gains on securities
     (both realized and unrealized) ......        (4.51)            (4.48)            (3.69)             8.13              6.67
                                              ---------         ---------         ---------         ---------         ---------
   Total from investment operations ......        (4.52)            (4.43)            (3.65)             8.16              6.76
                                              ---------         ---------         ---------         ---------         ---------

Less distributions:
   Dividends from net investment income ..           --              (.04)             (.03)             (.09)             (.09)
   Distributions from net realized gains .           --             (3.00)            (5.16)            (2.42)            (1.75)
   Tax return of capital .................           --              (.07)               --                --                --
                                              ---------         ---------         ---------         ---------         ---------
   Total distributions ...................           --             (3.11)            (5.19)            (2.51)            (1.84)
                                              ---------         ---------         ---------         ---------         ---------
Net asset value, end of year .............    $   15.19         $   19.71         $   27.25         $   36.09         $   30.44
                                              ---------         ---------         ---------         ---------         ---------
Total return** ...........................       (22.93)%          (16.35)%          (12.47)%           28.23%            27.47%
                                              ---------         ---------         ---------         ---------         ---------
Ratios/supplemental data:
   Net assets, end of year (in thousands)     $ 338,651         $ 523,803         $ 733,303         $ 971,372         $ 815,207
   Ratio of expenses to average net assets         0.76%(1)           .59%(1)           .59%(1)           .59%(1)           .59%(1)
   Ratio of net investment (loss) income
     to average net assets ...............        (0.06)%            0.20%             0.12%             0.08%             0.31%
   Portfolio turnover rate ...............          126%              141%               76%               64%              112%

** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

                       See notes to financial statements.


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                                                                             149

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
--------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Value Line Centurion Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Centurion Fund, Inc. (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York


February 7, 2003


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150

MANAGEMENT INFORMATION

    The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 15 Value Line Funds and oversees a total of 16 portfolios. Each Director serves until his or her successor is elected and qualified.

                                                     Length of                Principal Occupations             Directorships Held
Name, Address and Age           Position            Time Served                 During Past 5 Years                 by Director
---------------------           --------          --------------     --------------------------------------     ------------------
Interested Directors:*

Jean Bernhard Buttner          Chairman of          Since 1983       Chairman, President and Chief               Value Line, Inc.
Age 68                         the Board of                          Executive Officer of Value Line, Inc.
                               Directors                             (the "Adviser") and Value Line
                               and President                         Publishing, Inc. Chairman and
                                                                     President of each of the 15 Value
                                                                     Line Funds and Value Line
                                                                     Securities, Inc. (the "Distributor").

Marion N. Ruth                 Trustee              Since 2000       Real Estate Executive; President,           Value Line, Inc.
5 Outrider Road                                                      Ruth Realty (real estate broker);
Rolling Hills, CA 90274                                              Director of the Adviser since
Age 67                                                               October 2000.

Non-Interested Directors:

John W. Chandler               Director             Since 1991       Consultant, Academic Search                        None
1611 Cold Spring Rd.                                                 Consultation Service, Inc. Trustee
Williamstown, MA 01267                                               Emeritus and Chairman (1993-1994)
Age 79                                                               of the Board of Trustees of Duke
                                                                     University; President Emeritus,
                                                                     Williams College.

Frances T. Newton              Director             Since 2000       Customer Support Analyst, Duke                    None
4921 Buckingham Drive                                                Power Company.
Charlotte, NC 28209
Age 61

Francis C. Oakley              Director             Since 2000       Professor of History, Williams               Berkshire Life
54 Scott Hill Road                                                   College, 1961 to present, President        Insurance Company.
Williamstown, MA 01267                                               Emeritus since 1994 and President,
Age 71                                                               1985-1994; Chairman (1993-1997)
                                                                     of the American Council of Learned
                                                                     Societies; President of the Board of
                                                                     Trustees of the Sterling and Francene
                                                                     Clark Art Institute since 1998.

David H. Porter                Director             Since 1997       Visiting Professor of Classics,                   None
5 Birch Run Drive                                                    Williams College, since 1999;
Saratoga Springs, NY 12866                                           President Emeritus, Skidmore
Age 67                                                               College since 1999 and President,
                                                                     1987-1998.

Paul Craig Roberts             Director             Since 1983       Chairman, Institute for Political           A. Schulman Inc.
169 Pompano Street                                                   Economy.                                       (plastics)
Panama City Beach, FL 32413
Age 63

Nancy-Beth Sheer               Director             Since 1996       Senior Financial Advisor, Hawthorne,              None
1409 Beaumont Drive                                                  since January 2001; Chairman,
Gladwyne, PA 19035                                                   Radcliffe College Board of Trustees,
Age 53                                                               1990-1999.


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                                                                             151

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
--------------------------------------

                                                                                                                       Other
                                                     Length of                Principal Occupations             Directorships Held
Name, Address and Age           Position            Time Served                 During Past 5 Years                 by Director
---------------------           --------          --------------     --------------------------------------     ------------------
Officers:

Philip Orlando                 Vice President       Since 1996       Chief Investment Officer with the                  --
Age 44                                                               Adviser.

Alan Hoffman                   Vice President       Since 2000       Portfolio Manager with the Adviser.                --
Age 49

Stephen Grant                  Vice President       Since 2001       Portfolio Manager with the Adviser.                --
Age 49

David T. Henigson              Vice President,      Since 1994       Director, Vice President and                       --
Age 45                         Secretary and                         Compliance Officer of the Adviser,
                               Treasurer                             Director and Vice President of the
                                                                     Distributor, Vice President,
                                                                     Secretary and Treasurer of each of
                                                                     the 15 Value Line Funds.

* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

      Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

--------------------------------------------------------------------------------
The Fund's Statement of Additional Information (SAI) includes additional information about the Fund's directors and is available, without charge, upon request by calling 1-800-243-2729.
--------------------------------------------------------------------------------


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